                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

Know all men by these presents, that the individuals whose signatures appear below constitute and appoint Alan S. McKim and Roger A. Koenecke, and each of them acting alone, his true and lawful attorneys-in-fact and agents with full power of substitution and resubtitution, to sign the Clean Harbors, Inc. Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1999, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said substitute or substitues may lawfully do or cause to be done by virtue hereof.

SIGNATURE                               TITLE                         DATE
---------                               -----                         ----
 /s/ CHRISTY W. BELL                   Director                   March 27, 2000
----------------------------
 Christy W. Bell


 /s/ JOHN F. KASLOW                    Director                   March 27, 2000
----------------------------
 John F. Kaslow


 /s/ DANIEL J. MCCARTHY                Director                   March 27, 2000
----------------------------
 Daniel J. McCarthy


 /s/ JOHN T. PRESTON                   Director                   March 27, 2000
----------------------------
 John T. Preston


 /s/ THOMAS J. SHIELDS                 Director                   March 27, 2000
----------------------------
 Thomas J. Shields


 /s/ LORNE R. WAXLAX                   Director                   March 27, 2000
----------------------------
 Lorne R. Waxlax



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